UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PUSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 8, 2015

Diamondhead Casino Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-17529	59-2935476
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1013 Princess Street
Alexandria, Virginia	22314
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (703) 683-6800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a- 12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02 (b)

The Chairman of the Board of Directors, Edson Arneault, informed the Company, on or about May 1, 2015, that he would not stand for re-election to the Board of Directors of the Company at the Annual Meeting of Stockholders to be held on June 8, 2015 due to suitability issues and affiliation issues involving certain stockholders of the Company.  In addition, Mr. Arneault resigned his position as President and Chief Executive Officer of Casino World, Inc., a wholly owned subsidiary of the Company, effective June 8, 2015. However, Mr. Arneault has informed the Company that he would consider returning to the Company if and when the suitability issues and affiliation issues with certain stockholders have been satisfactorily resolved.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to a vote at the Company’s Annual Meeting of Stockholders held on June 8, 2015. The final voting results with respect to such proposals are set forth below.

Proposal 1:   To elect seven Directors to hold office until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

The following nominees were elected pursuant to the foregoing Proposal:

Nominee	For	Withheld	Broker Non-Votes

Deborah A. Vitale	15,957,656	308,193	2,496,343

Gregory A. Harrison	16,116,957	81,875	2,486,460

Benjamin J. Harrell	16,175,141	44,163	2,465,988

Martin C. Blount	16,161,517	51,075	2,472,700

Robert S. Crow III	16,173,361	45,153	2,466,778

John St. Peter	16,157,361	53,153	2,474,778

Stephanie M. Stevens	16,137,593	71,657	2,476,042

The following slate of eight nominees was not elected by the shareholders:

Nominee	For	Withheld	Broker Non-Votes

Robert Sturges	13,361,733	0	39,309

Joel Schwartz	13,361,733	0	39,309

Robert Skaff	13,361,733	0	39,309

John Arnesen	13,361,733	0	39,309

Ted J. Torres	13,361,733	0	39,309

William Stuart	13,361,733	0	39,309

Ronald G. Stone	13,361,733	0	39,309

Steve Gersten	13,311,733	50,000	39,309

Proposal 2: To approve an amendment to the Company’s Certificate of Incorporation, as amended to date, to increase the number of authorized shares of common stock of the Company from 50,000,000 to 100,000,000 shares of common stock.

The proposal required an affirmative vote of the majority of shares eligible to vote and was not approved by the stockholders as shown by the votes set forth below.

For	Against	Abstain

18,727,524	13,024,333	411,287

Proposal 3: To ratify the selection of Friedman LLP as the Company’s independent registered public accounting firm.

The proposal was ratified by the stockholders as shown by the vote set forth below.

For	Against	Abstain

22,135,370	2,893,540	7,134,324

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDHEAD CASINO CORPORATION

By:	/s/ Deborah A. Vitale
Deborah A. Vitale
President and Chief Executive Officer

Dated:  June 12, 2015